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                                                                    EXHIBIT 10.2


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO SEC RULE 144 OR THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

                   REDEEMABLE WARRANT TO PURCHASE COMMON STOCK
                            OF COMPUTER MOTION, INC.

         This certifies that (First Name) (Last Name) (the "Holder") and the Holder's registered successors and assigns are entitled, subject to the terms and conditions set forth below, to subscribe for and purchase from Computer Motion, Inc., a Delaware corporation, (the "Company") [____ (Shares) ____ ] shares of the Common Stock of the Company (the "Warrant Shares").

         The initial "Exercise Price" per Warrant Share shall be Nine Dollars and Seventeen Cents ($9.17) per share. The Exercise Price and the number and character of the Warrant Shares are subject to adjustment as provided herein. The term "Warrant Shares" as used herein includes the shares of the Company's Common Stock (and such other securities of property into which such shares of Common Stock may hereafter be changed) which are at the time receivable by the Holder upon exercise of this Warrant. This Warrant is redeemable by the Company as set forth in Section 3 hereof. The term "Warrant" as used herein shall include this Warrant and any Warrant delivered in substitution or exchange herefor, as provided herein.

         1. Exercise and Expiration.

            1.1 Exercisability of Warrant. This Warrant may be exercised in full or in part at any time, or from time to time, after the date hereof.

            1.2 Expiration of Warrant; Method of Exercise. This Warrant must be exercised, if at all, prior to September 22, 2005, at which time this Warrant shall expire. This Warrant shall be exercised by surrender hereof together with delivery of a signed Exercise Agreement in the form attached hereto as Annex I specifying the number of shares to be purchased, together with payment of the purchase price for the shares to be purchased. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to

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purchase hereunder.

         2. Adjustment of Exercise Price and Number of Shares.

         The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 2.

            2.1 Stock Dividends, Splits. If the Company shall (i) pay a dividend or make a distribution in shares of capital stock (whether shares of Common Stock or capital stock of any other class), (ii) effect a stock split or subdivide its outstanding Common Stock, (iii) effect a reverse stock split or combine its outstanding Common Stock into a smaller number of shares, or (iv) effect any other reclassification or recapitalization, the Exercise Price in effect immediately prior thereto shall be adjusted so that upon the subsequent exercise of this Warrant the Holder hereof shall be entitled to receive the number of shares of capital stock of the Company which the Holder hereof would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this Section 2.1 shall become effective immediately after the record date for any event requiring such adjustment or shall become effective immediately after the effective date of such event if no record date is set.

            2.2 Distribution of Assets. In case the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company in respect of its Common Stock), then in each such case the Exercise Price shall be adjusted so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date for such distribution by a fraction of which the numerator shall be the then current market price per share (as defined in Section 2.3 below) of the Common Stock on the record date for such event less the then fair market value (as determined by the Board of Directors of the Company, whose determination, if reasonable, shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of the Common Stock outstanding as of such record date, and the denominator shall be the then current market price per share (as defined in Section 2.3 below) of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

            2.3 Definitions. For the purposes of any computation under Section
2.2 above:

                (a) The current market price per share on any record date or other date for determination of value shall be deemed to be the average of the closing price per share on the ten (10) trading days before such record or determination date. For the purpose of all relevant provisions of this Warrant, the closing price for each day shall be the last reported sale price as reported by NASDAQ, or if no such sales are then being reported, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc., through NASDAQ or another organization if NASDAQ is no longer reporting such information. If no price is determinable as described above for the purposes required herein, the fair value of such shares, as reasonably determined by the Board of Directors of the Company, shall be used.


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                (b) Shares outstanding shall mean the aggregate of all shares of
Common Stock of the Company outstanding and all shares of Common Stock issuable upon the exercise of all outstanding rights, warrants or options to subscribe for or purchase Common Stock (or securities convertible into Common Stock) and the conversion of all outstanding indebtedness or equity securities convertible into or exchangeable for shares of Common Stock.

            2.4 De Minimis Change. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 2.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 2 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this Section 2, as it in its discretion shall determine to be advisable.

            2.5 Adjustment of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to this Section 2, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment; and dividing the product thereof by the Exercise Price resulting from such adjustment.

            2.6 Notice. Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price, the number of shares issuable upon exercise of the Warrant and the date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of this Warrant at the address of such Holder as in the records of the Company.

            2.7 Deferrals. In any case in which this Section 2 provides that an adjustment shall become effective immediately after a record date for an event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to the Holder any amount in cash in lieu of any fractional share.


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            2.8 Effect of Reclassification, Consolidation, Merger or Sale. If
any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety; then the Company or such successor or purchaser, as the case may be, shall execute a new Warrant providing that the new Warrant shall be convertible only into the kind and amount of shares of stock and other securities, cash or property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The above provisions of this Section shall similarly apply to successive reclassifications, consolidations, mergers and sales.

            2.9 No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms herein, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment.

         3. Call of Warrants. The Company may, at its option, at any time a public trading market for the Company's Common Stock exists, upon not less than 15 days' nor more than 60 days' notice, call for redemption of all or any portion of the then outstanding Warrant at a call price of $.05 per underlying Warrant Share (such price is hereinafter referred to as the "Call Price"), at any time, provided the average of the closing of the Company's Common Stock, as determined pursuant to Section 2.3(a) above, has been at least 200% of the then effective Exercise Price of the Warrant, for 20 consecutive business days ending within 15 days of the date of the notice of such call shall have been given to the Warrant holder by the Company. In the event the Company exercises its right to redeem the Warrant, such Warrant will be exercisable until the close of business on the date fixed for redemption in such notice. If any Warrant called for redemption is not exercised by such time, such Warrant shall cease to be exercisable and the holder thereof shall be entitled only to the redemption price.

         4. Registration Rights.

            4.1 Registration of Shares. Within 18 months from the date of this Warrant, the Company shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement (such registration statement including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, a "Registration Statement") covering all of the Warrant Shares for an offering to be made on a continuous basis pursuant to Rule 415


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promulgated under the Securities Act of 1933, as amended (the "Securities Act").
The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Warrant Shares on Form S-3, such registration shall be on another appropriate form). The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act until the date which is two years after the date the such Registration Statement is declared effective by the SEC or such earlier date when all Warrant Shares covered by such Registration Statement (the "Registrable Securities") have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act as determined by counsel to the Company pursuant to a written opinion letter to such effect (the "Effective Period").

            4.2 Information by Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            4.3 Expense. The Company shall bear all costs and expenses in connection with and registrations, filings or qualifications pursuant to a registration effectuated under this Section 4, including, but not limited to, printing, legal and accounting expenses, SEC filing fees and "blue sky" fees and expenses (including reasonable fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; provided, however, if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one special counsel for the selling Holders selected by them); provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the underwriter's commissions or discounts or stock transfer taxes attributable to the Registrable Securities being offered and sold by the Holders of Registrable Securities, or
(ii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited.

         5. Transfer of Warrant. This Warrant shall be registered on the books of the Company and shall be transferable in whole or in part on such books by the registered Holder hereof in person or by duly authorized attorney. Unless and until this Warrant and the Warrant Shares are registered under the Securities Act of 1933 (the "Securities Act"), this Warrant and any certificate for Warrant Shares issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant and the Warrant Shares may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, the Warrant or the Warrant Shares may be transferred without such registration. This Warrant and the Warrant Shares may also be subject to restrictions on transferability under applicable state securities or blue sky laws. Until this Warrant and the Warrant Shares are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant or the Warrant Shares that the transferee (who may be the Holder in the case of an exercise or exchange) represent that the securities being transferred are being acquired for investment purposes and for the transferee's own account and not with a view to or for sale in connection with any distribution of the security. The Company may also require that transferee provide written information adequate to establish that the transferee is an "accredited investor" within the meaning of Regulation D issued under the Securities Act, and otherwise meets all qualifications necessary to comply with exemptions to any applicable state securities and Blue Sky laws, all as determined by counsel to the Company.


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         6. Reservation of Common Stock. The Company hereby covenants and agrees that it shall at all times reserve and keep authorized and available for issuance, free of any preemptive rights or rights of first refusal, a sufficient number of Warrant Shares for the purpose of issuance upon exercise of this Warrant to permit the exercise of this Warrant in whole.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its duly authorized officers as of the 22nd day of September, 2000.


                                              COMPUTER MOTION, INC.


                                              By /s/ GORDON L. ROGERS
                                                 -------------------------------
                                                 Its: Chief Financial Officer



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                               ANNEX I TO WARRANT

                               EXERCISE AGREEMENT

         The undersigned holder of the Warrant to which this Exercise Agreement is attached as Annex I hereby (i) subscribes for ___________________ Warrant Shares (as defined in the Warrant) which the undersigned is entitled to purchase pursuant to the terms of such Warrant, (ii) encloses payment of the Exercise Price for such Warrant Shares in the amount of $_________ and (iii) directs that the certificates evidencing such shares of Common Stock be issued and delivered to _______________________________.


Date:
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                                             By:
                                                 -------------------------------
                                             Its:
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